CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement File Number
333-25995 of our report dated February 21, 1997, included in Kinder Morgan Energy Partners, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.




                           ARTHUR ANDERSEN LLP









Houston, Texas
June 6, 1997